UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ___________________________________________________________________________________________
FORM 8-K
 ___________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 25, 2018
Date of Report (Date of earliest event reported)
 ___________________________________________________________________________________________
Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)
 ___________________________________________________________________________________________

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place
302 Knights Run Avenue, Suite 1200
Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600
 ___________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 -Financial Information

Item 2.02    Results of Operations & Financial Condition.

Overseas Shipholding Group, Inc. (the “Company”) has filed this Current Report on Form 8-K to announce that, based on current estimates, it expects to recognize a one-time non-cash tax benefit of approximately $40.0 million in the fourth quarter of the fiscal year ended December 31, 2017. This estimated tax benefit is based on the Company’s preliminary assessment of the impact of the recently passed federal tax reform legislation (commonly known as the Tax Cuts and Jobs Act of 2017), which reduced the federal corporate income tax rate from 35.0% to 21.0%. As a result of this corporate income tax rate reduction, the Company is required under US generally accepted accounting principles to revalue its net deferred tax liability based on the new lower tax rate.

The information furnished under Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, among others, statements about the Company’s beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company’s control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements.
All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company’s actual future results may differ materially from those set forth in the Company’s forward-looking statements. Please see the section titled “Forward-Looking Statements” and Item 1A. Risk Factors of the Company’s 2016 Annual Report on Form 10-K, as updated in the Company’s subsequent quarterly reports filed on Form 10-Q, and in the Company’s other filings made from time to time with the SEC after the date of this report.
However, other factors besides those listed in our Quarterly Reports or in our Annual Report also could adversely affect the Company’s results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. Because of these risks and other uncertainties, the Company’s actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Current Report on Form 8-K. Readers of this Current Report on Form 8-K should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law.
The Company qualifies all of its forward-looking statements by the foregoing cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: January 25, 2018	By: /s/ Richard Trueblood
Richard Trueblood
Chief Financial Officer